GENERAL (Details 3) (Idit Technologies Ltd [Member], USD $) In Thousands, unless otherwise specified	Aug. 21, 2011
Idit Technologies Ltd [Member]
Sapiens' common shares	$ 29,052
Options (i)	2,392	[1]
Total purchase price	$ 31,444

[1]	Represents the fair value of the vested portion of 1,003,874 options of Sapiens granted upon consummation of the acquisition to the holders of partially vested options of IDIT originally granted under the IDIT Employee Share Option Scheme. The fair value of these options was determined using a Binomial valuation model with the following assumptions: stock price of $ 4.1, early exercise factor of 1.5-11, risk-free interest rate of 0.10%-2.07%, expected volatility of 70% and no dividend yield.